                                                                                                Exhibit 21.1

                            SUBSIDIARIES OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                            ----------------------------------------------------------

                                                                                            JURISDICTION OF
                   PARENT                                   SUBSIDIARY                      INCORPORATION
                 -----------                                -----------                     ----------------
       American Business Financial         ABFS Consolidated Holdings, Inc. ("ACH")         Delaware
       Services, Inc. ("ABFS")

       ABFS                                American Business Credit, Inc. ("ABC")           Pennsylvania

       ABC                                 American Business Leasing, Inc. ("ABL")          Pennsylvania

       ABFS                                American Business Mortgage Services, Inc.        New Jersey
                                           (formerly New Jersey Mortgage and
                                           Investment Corp.) ("ABMS")

       ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)             Pennsylvania

       ACH                                 ABFS 1996-1, Inc.                                Delaware

       ACH                                 ABFS 1996-2, Inc.                                Delaware

       ACH                                 ABFS 1997-1, Inc.                                Delaware

       ABFS                                ABFS 1997-2, Inc.                                Delaware

       ACH                                 ABFS 1998-1, Inc.                                Delaware

       ACH                                 ABFS 1998-2, Inc.                                Delaware

       ABFS                                ABFS 1998-3, Inc.                                Delaware

       ACH                                 ABFS 1998-4, Inc.                                Delaware

       ABL                                 ABFS 1998-A-1, Inc.                              Delaware

       ABL                                 ABFS 1998-A-2, Inc.                              Delaware

       ACH                                 ABFS 1999-1, Inc.                                Delaware

       ACH                                 ABFS 1999-2, Inc.                                Delaware

       ACH                                 ABFS 1999-3, Inc.                                Delaware

       ACH                                 ABFS 1999-4, Inc.                                Delaware

       ACH                                 ABFS 2000-1, Inc.                                Delaware

       ACH                                 ABFS 2000-2, Inc.                                Delaware

       ACH                                 ABFS 2000-3, Inc.                                Delaware

       ACH                                 ABFS 2000-4, Inc.                                Delaware

       ACH                                 ABFS 2001-1, Inc.                                Delaware

       ABFS                                ABFS 2001-2, Inc.                                Delaware

       ACH                                 ABFS 2001-3, Inc.                                Delaware

       ACH                                 ABFS 2001-4, Inc.                                Delaware

       ACH                                 ABFS 2002-1, Inc.                                Delaware

       ACH                                 ABFS 2002-2, Inc.                                Delaware

       ACH                                 ABFS 2002-3, Inc.                                Delaware

       ACH                                 ABFS 2002-4, Inc.                                Delaware

       ACH                                 ABFS 2003-1, Inc.                                Delaware

       ABFS                                ABFS 2003-2, Inc.                                Delaware

                                                                                            JURISDICTION OF
                   PARENT                                   SUBSIDIARY                      INCORPORATION
                 -----------                                -----------                     ----------------
       HAC & ABMS                          ABFS Balapointe, Inc.                            Delaware

       ABL & FLC                           ABFS Finance LLC                                 Delaware

       ACH                                 ABFS Greenmont, Inc.                             Delaware

       ABFS                                ABFS OSO, Inc.                                   Delaware

       ABFS                                ABFS Repo 2001, Inc.                             Delaware

       ACH                                 ABFS Residual 2002, Inc.                         Delaware

       ACH                                 ABFS Residual Holding II, Inc.                   Delaware

       ABL & FLC                           ABFS Residual Holding, Inc.                      Delaware

       ABL & FLC                           ABFS Residual LLC                                Delaware

       ABL                                 ABFS Finance LLC, 1999-A                         Delaware

       ABL                                 ABFS Residual LLC, 1999-A                        Delaware

       ABFS                                ABFS Special Purpose Management, Inc.            Delaware

       ABFS                                American Business Lease Funding                  Delaware
                                           Corporation

       ABFS                                August Advertising Agency Inc.                   Pennsylvania

       ABFS                                BigCat, Inc.                                     Delaware

       ABMS                                Federal Leasing Corp. ("FLC")                    New Jersey

       FLC                                 FLC Financial Corp.                              Delaware

       FLC                                 FLC Financial Corp. II                           Delaware

       ABC                                 HomeAmerican Consumer Discount Company           Pennsylvania

       ABC                                 Marion's Management Corp.                        Delaware

       ABC                                 NJLQ Holdings Inc.                               New Jersey

       ABC                                 Processing Service Center, Inc.                  Pennsylvania

       ABC                                 Tiger Relocation Company                         Pennsylvania

       ABFS                                Upland Corporation                               Utah

____________
(1) HomeAmerican Credit, Inc. is doing business as Upland Mortgage.